UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 4, 1999

                        Commission file number 0-25886

                        GARDEN FRESH RESTAURANT CORP.
            (Exact name of registrant as specified in its charter)

            Delaware                                         33-0028786
(State or other jurisdiction                              (I.R.S. Employee
of incorporation or organization)                         Identification No.)

               17180 Bernardo Center Drive                    92128
                  San Diego, CA 92128                      (Zip Code)
         (Address of principal executive offices)

      Registrant's telephone number, including area code:  (619) 675-1600


ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Board of Directors of Garden Fresh Restaurant Corp. (the "Company") engaged KPMG LLP, as the independent auditors of the Company on March 4, 1999.

KPMG will audit the Company's financial statements for the year ending September 30, 1999. The Company's decision to change independent auditors was recommended by the audit committee of its Board of Directors and approved by its Board of Directors. During the Company's two most recent fiscal years and the subsequent interim period preceding the engagement of KPMG, the Company did not consult KPMG regarding any of the matters identified in Item 304(a)(2) of Regulation S-K.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GARDEN FRESH RESTAURANT CORP.

                         /s/ Michael P. Mack
                         Michael P. Mack
                         Chief Executive Officer/President

Date:       March 5, 1999